UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2013

Date of reporting period:	January 31, 2013

Item 1. Schedule of Investments

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES - 51.1%
$377	Adjustable Rate Mortgage Trust, 2.968%, 1/25/36 CMO (m)	$312,740
£353	Auburn Securities 4 PLC, 0.893%, 10/1/41 CMO (m)	526,944
	Banc of America Funding Trust, CMO (m),
$347	2.694%, 12/20/36	351,123
2,049	3.031%, 12/20/34	1,778,649
2,477	3.046%, 3/20/36	2,205,993
480	3.159%, 12/20/34	297,650
1,173	5.925%, 10/20/46	918,720
3,192	Banc of America Large Loan Trust, 2.506%, 11/15/15 CMO (a)(d)(m)	3,204,247
	Banc of America Mortgage Trust, CMO,
263	2.997%, 10/20/46 (m)	160,417
687	3.111%, 6/25/35 (m)	679,779
387	3.121%, 9/25/34 (m)	384,435
1,052	5.75%, 8/25/34	1,122,631
	BCAP LLC Trust, CMO (a)(d)(m),
2,532	2.027%, 11/26/37	2,451,699
550	5.017%, 3/26/36	517,294
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (m),
174	2.804%, 9/25/34	156,540
1,763	2.824%, 10/25/36	1,454,755
653	2.885%, 1/25/35	643,748
738	2.908%, 8/25/47	526,892
1,362	5.263%, 3/25/35	1,351,096
761	5.403%, 6/25/47	680,934
222	5.424%, 9/25/34	222,695
	Bear Stearns ALT-A Trust, CMO (m),
2,856	0.364%, 6/25/46	1,589,158
1,720	0.904%, 1/25/35	1,683,210
573	2.698%, 4/25/35	453,242
6,310	2.786%, 8/25/36	4,123,259
112	2.829%, 11/25/35	90,125
1,560	2.886%, 5/25/36	1,005,624
1,740	2.979%, 9/25/34	1,531,835
952	3.121%, 5/25/35	721,236
1,106	3.532%, 9/25/34	1,037,091
611	4.706%, 7/25/35	486,914
1,070	4.719%, 11/25/36	850,974
928	5.344%, 8/25/36	634,873
2,500	Bear Stearns Commercial Mortgage Securities Trust, 5.433%, 3/13/40 CMO (a)(d)(m)	2,452,769
£561	Bluestone Securities PLC, 0.739%, 6/9/43 CMO (m)	818,601
$4,034	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39 CMO (a)(b)(d)(l) (acquisition cost - $2,274,074; purchased 11/18/09)	2,334,959
€720	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.35%, 11/13/47 CMO (m)	776,341
	Chase Mortgage Finance Trust, CMO,
$1,865	5.50%, 11/25/21	1,804,109
2,189	6.00%, 3/25/37	1,925,576
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,070	3.065%, 3/25/37 (m)	776,861
1,009	5.50%, 11/25/35	854,210
2,170	Commercial Mortgage Trust, 5.894%, 7/10/46 CMO (a)(d)(m)	2,472,928
	Countrywide Alternative Loan Trust, CMO,
1,540	0.40%, 12/20/46 (m)	1,027,933
1,781	0.454%, 6/25/37 (m)	913,513
3,751	0.541%, 11/20/35 (m)	2,676,439
3,581	0.554%, 5/25/36 (m)	2,028,888
327	5.50%, 10/25/35	309,051
609	6.00%, 11/25/35	341,141
706	6.00%, 4/25/36	562,225
1,205	6.00%, 4/25/37	932,127
6,104	6.00%, 5/25/37	4,901,198
693	6.25%, 8/25/37	519,508
864	6.50%, 9/25/32	820,297
2,453	6.50%, 7/25/35	1,482,112
954	6.50%, 6/25/36	681,459
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,398	0.524%, 3/25/35 (m)	1,106,353
54	2.846%, 10/20/35 (m)	44,007
230	2.871%, 8/20/35 (m)	191,472
638	2.956%, 6/20/35 (m)	494,769
5,554	3.011%, 11/25/35 (m)	4,620,153

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$140	3.026%, 8/25/34 (m)	$124,845
1,617	3.144%, 9/25/47 (m)	1,325,807
1,863	3.15%, 3/25/37 (m)	1,245,917
367	5.50%, 8/25/35	369,356
2,542	Credit Suisse First Boston Mortgage Securities Corp., 7.50%, 5/25/32 CMO	2,646,394
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
870	0.376%, 10/15/21 (a)(d)(m)	853,372
1,032	0.804%, 7/25/36 (m)	387,149
799	5.896%, 4/25/36	674,829
684	6.50%, 5/25/36	502,765
774	6.50%, 7/26/36	406,627
€5,192	DECO 14-Pan Europe 5BV, 0.371%, 10/27/20 CMO (m)	6,929,981
$1,063	Deutsche ALT-A Securities Mortgage Loan Trust, 0.354%, 2/25/47 CMO (m)	660,343
233	Deutsche ALT-B Securities Mortgage Loan Trust, 6.25%, 7/25/36 CMO (m)	140,369
774	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, 5.50%, 9/25/33 CMO	803,621
1,148	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.385%, 4/19/47 CMO (m)	298,664
	EMF-NL BV, CMO (m),
€800	1.202%, 7/17/41	689,763
1,000	1.452%, 10/17/41	1,133,134
$3,500	Extended Stay America Trust, 7.625%, 12/5/19 CMO (a)(d)(e)	3,676,294
	First Horizon Alternative Mortgage Securities Trust, CMO,
566	2.398%, 8/25/35 (m)	121,921
2,647	2.483%, 11/25/36 (m)	1,890,724
439	2.494%, 2/25/36 (m)	341,041
1,916	2.562%, 5/25/36 (m)	1,446,516
249	6.25%, 11/25/36	200,682
	First Horizon Mortgage Pass-Through Trust, CMO,
2,212	2.576%, 1/25/37 (m)	2,010,380
376	5.129%, 7/25/37 (m)	327,119
432	5.50%, 8/25/35	352,266
52,502	FREMF Mortgage Trust, 0.10%, 5/25/20 CMO, IO (g)(m)	284,053
	GMACM Mortgage Loan Trust, CMO (m),
431	3.50%, 6/25/34	427,841
197	3.584%, 7/19/35	183,469
383	3.632%, 6/25/34	362,415
1,948	Greenpoint Mortgage Funding Trust, 0.384%, 1/25/37 CMO (m)	1,204,150
317	Greenwich Capital Commercial Funding Corp., 0.348%, 11/5/21 CMO (a)(d)(m)	310,814
140	GS Mortgage Securities Corp. II Trust, 4.805%, 3/6/20 CMO (a)(d)(m)	141,531
	GS Mortgage Securities Trust, CMO (a)(d)(m),
10,080	1.542%, 8/10/43 IO	810,059
2,100	5.989%, 8/10/43	2,287,194
	GSR Mortgage Loan Trust, CMO,
1,047	0.654%, 7/25/37 (m)	702,288
3,232	2.773%, 1/25/36 (m)	2,934,048
58	3.123%, 12/25/34 (m)	53,253
154	6.00%, 9/25/34	156,656
	Harborview Mortgage Loan Trust, CMO (m),
3,275	0.395%, 2/19/46	2,598,184
5,702	0.415%, 11/19/36	4,281,967
237	0.525%, 1/19/35	198,549
591	0.765%, 6/19/34	561,799
503	4.956%, 8/19/36	373,144
2,544	5.489%, 6/19/36	1,914,331
732	Homebanc Mortgage Trust, 0.454%, 3/25/35 CMO (m)	599,855
€1,121	IM Pastor 4 Fondo de Titulizacion de Activos, 0.323%, 3/22/44 CMO (m)	1,141,271
$594	Impac CMB Trust, 0.464%, 11/25/35 CMO (m)	360,041
2,550	Indymac INDA Mortgage Loan Trust, 2.925%, 12/25/36 CMO (m)	2,133,758
	Indymac Index Mortgage Loan Trust, CMO (m),
388	1.004%, 8/25/34	317,978
795	1.064%, 9/25/34	589,510
601	2.494%, 6/25/37	409,486
1,773	2.967%, 5/25/37	1,246,084
258	5.084%, 5/25/37	45,113
2,540	5.178%, 11/25/36	2,332,064
	JPMorgan Alternative Loan Trust, CMO (m),
874	2.858%, 5/25/36	650,252
431	5.50%, 11/25/36	429,861
4,000	JPMorgan Chase Commercial Mortgage Securities Trust, 5.639%, 3/18/51 CMO (a)(d)(g)(m)	4,365,337

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	JPMorgan Mortgage Trust, CMO,
118	2.998%, 10/25/36 (m)	$97,207
702	3.002%, 6/25/37 (m)	572,090
354	3.027%, 7/25/35 (m)	351,663
1,716	5.023%, 5/25/36 (m)	1,512,645
3,116	5.50%, 11/25/34 (k)	3,138,279
334	6.00%, 8/25/37	293,006
3,618	KGS Alpha SBA, 1.00%, 4/25/38 CMO (a)(b)(d)(g)(l) (acquisition cost - $189,247; purchased 10/18/12)	190,000
	Landmark Mortgage Securities PLC, CMO (m),
€628	0.403%, 6/17/38	807,455
£1,647	0.739%, 6/17/38	2,479,306
	Lehman Mortgage Trust, CMO,
$4,328	6.00%, 5/25/37	4,123,849
885	6.359%, 4/25/36 (m)	847,781
	MASTR Adjustable Rate Mortgages Trust, CMO (m),
1,559	0.414%, 4/25/46	1,123,964
871	0.912%, 1/25/47	507,906
1,266	3.301%, 10/25/34	1,097,820
	Morgan Stanley Mortgage Loan Trust, CMO,
3,614	2.912%, 7/25/35 (m)	2,991,322
625	3.214%, 1/25/35 (m)	40,792
1,132	5.75%, 12/25/35	1,009,340
809	6.00%, 8/25/37	764,312
6,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56 CMO, PO (a)(b)(d)(l) (acquisition cost - $5,685,182; purchased 4/6/11)	5,549,000
€1,750	Opera Finance PLC, 0.495%, 1/15/15 CMO (m)	712,845
	Prime Mortgage Trust, CMO,
$6,822	0.554%, 6/25/36 (m)	2,757,099
364	7.00%, 7/25/34	340,730
2,000	RBSCF Trust, 5.223%, 8/16/48 CMO (a)(d)(m)	2,244,285
53	Regal Trust IV, 2.50%, 9/29/31 CMO (a)(d)(m)	50,551
	Residential Accredit Loans, Inc., CMO,
526	0.384%, 6/25/46 (m)	252,345
262	5.50%, 4/25/37	197,718
1,218	6.00%, 8/25/35	1,109,435
1,174	6.00%, 1/25/37	975,661
888	Residential Asset Securitization Trust, 6.00%, 3/25/37 CMO	695,855
	Residential Funding Mortgage Securities I, CMO,
688	5.752%, 7/27/37 (m)	647,976
1,249	6.00%, 6/25/37	1,113,112
840	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29 CMO	854,734
736	Sequoia Mortgage Trust, 2.848%, 1/20/38 CMO (m)	612,672
	Structured Adjustable Rate Mortgage Loan Trust, CMO (m),
48	2.775%, 8/25/34	47,779
2,347	5.039%, 11/25/36	2,217,336
2,331	5.259%, 1/25/36	1,823,675
	Structured Asset Mortgage Investments II Trust, CMO (m),
3,659	0.414%, 8/25/36	2,490,350
302	0.434%, 5/25/45	227,591
978	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 2.608%, 1/25/34 CMO (m)	968,872
767	Suntrust Adjustable Rate Mortgage Loan Trust, 5.707%, 10/25/37 CMO (m)	730,432
€142	Talisman-7 Finance Ltd., 0.409%, 4/22/17 CMO (m)	187,627
$617	TBW Mortgage-Backed Trust, 6.00%, 7/25/36 CMO	358,029
5,000	WaMu Commercial Mortgage Securities Trust, 6.131%, 3/23/45 CMO (a)(d)(m)	4,809,609

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
	WaMu Mortgage Pass-Through Certificates, CMO (m),
$67	0.494%, 10/25/45	$63,527
195	2.12%, 3/25/33	197,136
3,177	2.461%, 6/25/37	2,633,362
1,189	2.499%, 3/25/37	922,352
3,593	2.50%, 7/25/46	3,387,982
2,454	2.676%, 2/25/37	2,070,479
3,376	2.776%, 7/25/37	2,640,052
774	4.843%, 11/25/36	688,478
2,759	4.848%, 7/25/37	2,410,484
2,057	5.005%, 2/25/37	1,783,703
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
1,029	1.016%, 10/25/46 (m)	551,880
6,037	5.50%, 7/25/35	5,074,813
72	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, 1.60%, 6/25/33 CMO (m)	59,528
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
941	0.704%, 7/25/37 (m)	780,750
70	2.611%, 9/25/36 (m)	62,673
69	2.636%, 10/25/36 (m)	61,243
166	2.722%, 4/25/36 (m)	157,452
1,906	3.045%, 9/25/36 (m)	1,694,562
89	5.50%, 1/25/36	25,831
2,500	WFDB Commercial Mortgage Trust, 6.403%, 7/5/24 CMO (a)(d)	2,571,299
Total Mortgage-Backed Securities (cost-$184,945,059)		217,753,396

CORPORATE BONDS & NOTES - 47.1%
Airlines - 3.2%
2,500	American Airlines, Inc., 10.50%, 10/15/12 (f)	2,906,250
940	American Airlines Pass-Through Trust, 8.625%, 4/15/23	977,737
	Continental Airlines Pass-Through Trust (k),
1,095	7.707%, 10/2/22	1,248,725
1,064	8.048%, 5/1/22	1,204,076
1,534	Delta Air Lines, Inc., 7.75%, 6/17/21 (k)	1,771,651
567	Northwest Airlines, Inc., 1.062%, 11/20/15 (MBIA) (k)(m)	563,780
	United Air Lines Pass-Through Trust (k),
2,228	9.75%, 7/15/18	2,578,228
1,907	10.40%, 5/1/18	2,212,457
		13,462,904
Banking - 15.2%
	Ally Financial, Inc. (k),
1,850	6.75%, 12/1/14	2,007,250
5,000	8.30%, 2/12/15	5,581,250

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$3,900	Banco Continental SAECA, 8.875%, 10/15/17 (a)(b)(d)(k)(l) (acquisition cost - $3,900,000; purchased 10/10/12)	$4,329,000
£2,100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	4,471,264
	BPCE S.A. (h),
€750	9.00%, 3/17/15	1,053,993
350	9.25%, 4/22/15	489,297
$3,700	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)(k)	3,871,125
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€3,000	6.875%, 3/19/20	4,568,321
$6,875	11.00%, 6/30/19 (a)(b)(d)(h)(k)(l) (acquisition cost - $7,023,725; purchased 5/29/09 - 6/4/09)	9,268,875
	Credit Agricole S.A. (h),
£650	5.136%, 2/24/16	917,501
500	7.589%, 1/30/20	769,210
1,400	8.125%, 10/26/19	2,289,399
$7,300	Discover Bank, 7.00%, 4/15/20 (k)	8,986,249
£1,200	DnB NOR Bank ASA, 6.012%, 3/29/17 (h)	1,977,663
	LBG Capital No. 1 PLC,
1,600	7.588%, 5/12/20	2,651,538
400	7.869%, 8/25/20	671,515
200	LBG Capital No. 2 PLC, 15.00%, 12/21/19	449,124
$2,500	Morgan Stanley, 0.784%, 10/15/15 (k)(m)	2,445,242
5,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	5,543,750
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)(k)	2,562,500
		64,904,066
Coal - 1.0%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(k)	2,073,750
	Mongolian Mining Corp.,
300	8.875%, 3/29/17 (a)(d)	310,500
1,800	8.875%, 3/29/17	1,854,000
		4,238,250
Diversified Financial Services - 5.3%
2,300	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(k)	1,575,500
2,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(k)	2,087,750
5,000	HSBC Finance Corp., 6.676%, 1/15/21 (k)	5,959,850
	SLM Corp.,
€1,250	0.513%, 6/17/13 (m)	1,684,681
$150	0.601%, 1/27/14 (m)	148,810
220	4.612%, 6/15/13 (m)	220,394
200	4.612%, 12/15/13 (m)	202,454
975	5.00%, 10/1/13 (k)	1,003,382
1,000	5.375%, 5/15/14 (k)	1,050,549
1,000	8.00%, 3/25/20 (k)	1,162,500
4,700	8.45%, 6/15/18 (k)	5,623,127
12,007	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(l) (acquisition cost - $1,970,094; purchased 11/20/12 - 11/29/12)	1,968,786
		22,687,783
Electric Utilities - 1.0%
1,600	AES Andres Dominicana Ltd., 9.50%, 11/12/20 (a)(d)(k)	1,776,000
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,300,000
		4,076,000
Engineering & Construction - 0.9%
3,972	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (k)	4,002,154

Healthcare-Services - 0.8%
3,000	HCA, Inc., 6.50%, 2/15/20 (k)	3,345,000

Household Products/Wares - 1.2%
5,940	Armored Autogroup, Inc., 9.25%, 11/1/18 (k)	5,256,900

Insurance - 2.9%
	American International Group, Inc.,
1,500	6.40%, 12/15/20 (k)	1,839,636
£546	6.765%, 11/15/17	1,026,574
$6,400	8.25%, 8/15/18 (k)	8,326,931
£550	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,077,292
		12,270,433
Lodging - 1.5%
$5,593	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(d)(k)(l) (acquisition cost - $5,648,650; purchased 6/12/08 - 10/8/08)	6,598,016

Mining - 0.3%
	AngloGold Ashanti Holdings PLC (k),
300	5.375%, 4/15/20	314,792

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$800	6.50%, 4/15/40	$813,783
		1,128,575
Miscellaneous Manufacturing - 0.4%
2,800	Colt Defense LLC, 8.75%, 11/15/17 (k)	1,848,000

Oil & Gas - 6.3%
	Anadarko Petroleum Corp. (k),
600	6.20%, 3/15/40	707,712
4,200	6.45%, 9/15/36	5,048,077
6,900	BP Capital Markets PLC, 4.75%, 3/10/19 (k)	7,985,687
958	Global Geophysical Services, Inc., 10.50%, 5/1/17 (k)	843,040
4,750	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(k)	5,343,750
	OGX Austria GmbH (a)(d),
3,300	8.375%, 4/1/22	2,970,000
3,700	8.50%, 6/1/18 (k)	3,468,750
	Pride International, Inc. (k),
200	6.875%, 8/15/20	250,068
200	7.875%, 8/15/40	286,047
		26,903,131
Paper & Forest Products - 0.1%
250	Millar Western Forest Products Ltd., 8.50%, 4/1/21	243,125

Pharmaceuticals - 0.2%
900	Lantheus Medical Imaging, Inc., 9.75%, 5/15/17 (k)	843,750

Pipelines - 2.3%
2,500	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (k)	3,012,348
	NGPL PipeCo LLC (a)(d)(k),
300	7.768%, 12/15/37	319,500
4,700	9.625%, 6/1/19 (b)(l) (acquisition cost - $4,700,000; purchased 5/22/12)	5,452,000
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(k)	1,062,000
		9,845,848
Real Estate Investment Trust - 2.2%
1,000	Kilroy Realty L.P., 5.00%, 11/3/15 (k)	1,094,928
4,750	SL Green Realty Corp., 7.75%, 3/15/20 (k)	5,817,002
2,000	Weyerhaeuser Co., 7.375%, 3/15/32 (k)	2,443,960
		9,355,890
Retail - 1.1%
£500	Aston Martin Capital Ltd., 9.25%, 7/15/18	808,860
$2,821	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)(k)	3,675,491
		4,484,351
Telecommunications - 0.6%
2,000	Frontier Communications Corp., 9.00%, 8/15/31 (k)	2,180,000
500	Telecom Italia Capital S.A., 7.20%, 7/18/36	534,294
		2,714,294
Transportation - 0.6%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(k)	2,140,000
500	Maxim Crane Works L.P., 12.25%, 4/15/15 (a)(d)(k)	525,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(b)(d)(l) (acquisition cost - $72,100; purchased 11/13/12 - 12/14/12)	76,500
		2,741,500
Total Corporate Bonds & Notes (cost-$170,792,891)		200,949,970

U.S. GOVERNMENT AGENCY SECURITIES - 22.9%
	Fannie Mae,
91,567	4.00%, 11/1/33 - 8/1/41, MBS (k)	97,570,069
182	4.00%, 9/1/40 - 7/1/41, MBS	193,316
Total U.S. Government Agency Securities (cost-$92,606,491)		97,763,385

ASSET-BACKED SECURITIES - 19.4%
477	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	404,177
1,371	Accredited Mortgage Loan Trust, 0.384%, 4/25/36 (m)	1,284,036
509	ACE Securities Corp. Home Equity Loan Trust, 0.604%, 8/25/45 (m)	498,371
	Asset-Backed Funding Certificates (m),
16	0.764%, 10/25/33	13,610
1,853	1.029%, 8/25/33	1,797,173
1,653	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (m)	1,967,745
1,555	Bear Stearns Asset-Backed Securities I Trust, 0.704%, 9/25/34 (m)	1,312,897
1,459	Bear Stearns Asset-Backed Securities Trust, 3.145%, 7/25/36 (m)	358,879

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
$3,834	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (m)	$2,545,113
	Conseco Finance Securitizations Corp.,
1,457	7.77%, 9/1/31	1,636,405
2,121	7.96%, 5/1/31	1,813,955
305	7.97%, 5/1/32	226,128
3,494	8.06%, 5/1/31	2,562,574
3,070	9.163%, 3/1/33 (m)	2,827,315
	Conseco Financial Corp.,
253	6.22%, 3/1/30	277,384
268	6.33%, 11/1/29 (m)	283,827
1,973	6.53%, 2/1/31 (m)	1,934,989
115	6.86%, 3/15/28	120,829
461	7.05%, 1/15/27	480,287
882	7.14%, 3/15/28	966,193
592	7.24%, 6/15/28 (m)	633,117
508	7.40%, 6/15/27	530,075
	Countrywide Asset-Backed Certificates (m),
24	0.354%, 3/25/47	20,201
1,225	0.544%, 12/25/36 (a)(d)	649,495
742	0.594%, 11/25/34	720,368
787	0.764%, 8/25/32	603,492
195	4.693%, 10/25/35	188,861
358	Countrywide Home Equity Loan Trust, 0.556%, 3/15/29 (m)	351,939
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (m)	1,104,532
686	GSAMP Trust, 0.504%, 5/25/36 (a)(d)(m)	675,861
50	Home Equity Asset Trust, 2.604%, 10/25/33 (m)	40,412
	Indymac Residential Asset-Backed Trust (m),
18,750	0.444%, 4/25/47	8,358,891
6,500	0.524%, 4/25/47	3,717,353
12	JP Morgan Mortgage Acquisition Trust, 0.284%, 8/25/36 (m)	4,560
3,534	Legg Mason Mortgage Capital Corp., 7.11%, 3/10/23 (a)(b)(g)(l) (acquisition cost - $3,383,346; purchased 1/29/13)	3,386,286
	Long Beach Mortgage Loan Trust (m),
1,278	0.364%, 10/25/36	594,989
589	2.679%, 3/25/32	502,086
2,955	Loomis Sayles CBO, 0.531%, 10/26/20 (a)(d)(m)	2,879,013
406	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	406,857
7,355	Merrill Lynch First Franklin Mortgage Loan Trust, 0.444%, 5/25/37 (m)	4,181,623
2,111	Merrill Lynch Mortgage Investors Trust, 0.704%, 6/25/36 (m)	1,803,926
1,512	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.629%, 2/25/33 (m)	1,454,449
	Oakwood Mortgage Investors, Inc.,
36	0.436%, 5/15/13 (m)	30,333
270	8.00%, 10/15/26	270,846
	Option One Mortgage Loan Trust,
2	0.324%, 2/25/38 (m)	2,159
70	5.662%, 1/25/37	48,748
4,608	Origen Manufactured Housing Contract Trust, 7.65%, 3/15/32	4,932,753
3,350	Ownit Mortgage Loan Trust, 3.927%, 12/25/36	1,720,979
	Residential Asset Mortgage Products, Inc.,
18	4.02%, 4/25/33 (m)	17,647
618	5.22%, 7/25/34 (m)	563,132
1,692	5.86%, 11/25/33	1,822,411
	Residential Asset Securities Corp. (m),
23	0.394%, 3/25/36	22,880
28	4.47%, 3/25/32	28,545
511	Securitized Asset-Backed Receivables LLC Trust, 0.434%, 2/25/37 (m)	223,401
	South Coast Funding VII Ltd. (a)(d)(g)(m),
53,781	0.565%, 1/6/41	12,677,069
1,947	0.565%, 1/6/41 (b)(l) (acquisition cost - $385,935; purchased 8/16/12 - 11/8/12)	483,092
10	Specialty Underwriting & Residential Finance Trust, 0.454%, 9/25/36 (m)	10,253
844	Structured Asset Securities Corp. Mortgage Loan Trust, 0.504%, 6/25/35 (m)	719,913
2,857	Talon Funding Ltd., 0.801%, 6/5/35 (a)(d)(g)(m)	1,767,880
741	UCFC Home Equity Loan Trust, 7.75%, 4/15/30 (m)	581,700
593	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (m)	653,892
Total Asset-Backed Securities (cost-$70,521,408)		82,697,906

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Principal Amount (000s)		Value*
SOVEREIGN DEBT OBLIGATIONS - 5.6%
Brazil - 0.5%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL363	10.00%, 1/1/14	$186,723
3,106	10.00%, 1/1/17	1,625,539
62	10.00%, 1/1/21	32,191
62	10.00%, 1/1/23	32,097
		1,876,550
Philippines - 1.5%
$5,000	Power Sector Assets & Liabilities Management Corp., 7.25%, 5/27/19 (k)	6,400,000

Turkey - 3.6%
TRY23,292	Turkey Government Bond, 3.00%, 1/6/21 (i)	15,401,922
Total Sovereign Debt Obligations (cost-$20,723,457)		23,678,472

Shares
CONVERTIBLE PREFERRED STOCK - 4.7%
Banking - 4.4%
14,500	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	18,718,050

Electric Utilities - 0.3%
25,500	PPL Corp., 9.50%, 7/1/13	1,378,530
Total Convertible Preferred Stock (cost-$10,478,225)		20,096,580

Principal Amount (000s)
SENIOR LOANS (a)(c)- 3.8%
Computers - 0.0%
$78	First Data Corp., 2.955%, 9/24/14, Term B1	77,866

Electric Utilities - 0.3%
1,913	Texas Competitive Electric Holdings Co. LLC, 4.708% - 4.81%, 10/10/17	1,263,604

Financial Services - 3.0%
13,000	Springleaf Finance Corp., 5.50%, 5/10/17	13,069,875

Hotels/Gaming - 0.4%
1,500	Stockbridge SBE Holdings, LLC., 13.00%, 5/2/17, Term B (b)(l) (acquisition cost - $1,445,625; purchased 5/1/12 - 7/10/12)	1,616,250

Media - 0.1%
340	Tribune Co., 5.00%, 6/4/24, Term X (b)(f)(l) (acquisition cost - $340,187; purchased 11/30/07 - 2/27/09)	280,229
Total Senior Loans (cost-$15,894,057)		16,307,824

U.S. TREASURY OBLIGATIONS - 1.6%
	U.S. Treasury Notes,
3,100	0.25%, 1/31/14	3,102,908
3,520	1.00%, 1/15/14 (j)	3,548,325
100	2.375%, 8/31/14 (j)	103,379
Total U.S. Treasury Obligations (cost-$6,752,254)		6,754,612

CONVERTIBLE BONDS - 1.0%
Real Estate Investment Trust - 1.0%
3,800	SL Green Operating Partnership L.P., 3.00%, 10/15/17 (a)(d) (cost-$3,780,214)	4,386,625

MUNICIPAL BONDS - 0.7%
California - 0.1%
540	Statewide Communities Dev. Auth. Rev., Lancer Student Housing Project, 9.50%, 6/1/14, Ser. B	555,298

West Virginia - 0.6%
2,965	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	2,524,816
Total Municipal Bonds (cost-$3,384,122)		3,080,114

PIMCO Income Opportunity Fund Schedule of Investments

January 31, 2013 (unaudited) (continued)

Shares		Value*
PREFERRED STOCK (m)- 0.2%
Diversified Financial Services - 0.2%
	SLM Corp. CPI-Linked MTN, Ser. A,
32,400	4.162%, 3/15/17	$794,934
8,500	4.212%, 1/16/18	206,635
Total Preferred Stock (cost-$460,125)		1,001,569

Units
WARRANTS - 0.0%
Engineering & Construction - 0.0%
3,575	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(o) (cost-$36)	36

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 5.2%
U.S. Treasury Obligations (j)(n)- 3.6%
$15,353	U.S. Treasury Bills, 0.103%-0.189%, 7/18/13-1/9/14 (cost-$15,336,528)	15,343,669

Repurchase Agreements - 1.6%
5,300	Morgan Stanley & Co., Inc., dated 1/31/13, 0.17%, due 2/1/13, proceeds $5,300,025; collateralized by U.S. Treasury Bonds, 4.25%, due 11/15/40, valued at $5,412,191 including accrued interest	5,300,000
1,660	State Street Bank and Trust Co., dated 1/31/13, 0.01%, due 2/1/13, proceeds $1,660,000; collateralized by Fannie Mae, 2.08%, due 11/2/22, valued at $1,448,892 and Freddie Mac, 1.96%, due 11/7/22, valued at $244,328 including accrued interest	1,660,000
Total Repurchase Agreements (cost-$6,960,000)		6,960,000
Total Short-Term Investments (cost-$22,296,528)		22,303,669

Total Investments (cost-$602,634,867) (p)-163.3%		696,774,158
Liabilities in excess of other assets-(63.3)%		(270,107,787)
Net Assets-100.0%		$426,666,371

Notes to Schedule of Investments:

*

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed delivery basis are market to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $145,698,715, representing 34.1% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2013.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2013.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $23,153,717, representing 5.4% of net assets.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(k)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(l)	Restricted. The aggregate acquisition cost of such securities is $37,018,165. The aggregate market value is $41,532,993, representing 9.7% of net assets.

(m)	Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2013.

(n)	Rates reflect the effective yields at purchase date.

(o)	Non-income producing.

(p)

At January 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $602,636,355. Gross unrealized appreciation was $98,712,245; gross unrealized depreciation was $4,574,442; and net unrealized appreciation was $94,137,803. The difference between book and tax cost was attributable to wash sale loss deferrals.

(q)	Credit default swap agreements outstanding at January 31, 2013:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Bank of America:
MetLife, Inc.	$6,200	0.79%	9/20/15	1.00%	$41,800	$(416,629)	$458,429
SLM	4,150	0.45%	12/20/13	5.00%	193,034	(508,375)	701,409
Barclays Bank:
Gazprom	1,250	2.08%	12/20/17	1.90%	(7,430)	—	(7,430)
VTB Capital	1,250	2.60%	12/20/17	2.34%	(11,584)	—	(11,584)
Citigroup:
J.C. Penney	5,000	10.02%	9/20/17	5.00%	(811,131)	(650,000)	(161,131)
Majapahit Holding	3,000	2.26%	12/20/17	2.65%	61,815	—	61,815
Republic of Indonesia	3,000	1.40%	12/20/17	2.14%	112,172	—	112,172
SLM	4,150	0.45%	12/20/13	5.00%	193,033	358,731	(165,698)
Credit Suisse First Boston:
J.C. Penney	500	10.30%	3/20/18	5.00%	(90,928)	(90,000)	(928)
Nokia Oyj	€1,000	5.35%	6/20/17	5.00%	(9,971)	(189,375)	179,404
Nokia Oyj	2,000	5.54%	9/20/17	5.00%	(41,987)	(431,885)	389,898
TNK	$1,500	2.08%	12/20/17	3.15%	79,948	—	79,948
Deutsche Bank:
SLM	900	0.45%	12/20/13	5.00%	41,863	(126,000)	167,863
Morgan Stanley:
J.C. Penney	2,500	10.30%	3/20/18	5.00%	(454,641)	(450,000)	(4,641)
Royal Bank of Scotland:
Markit ABX.HE AAA 06-1	9,047	†	7/25/45	0.18%	(290,595)	(904,718)	614,123
Markit ABX.HE AA 06-1	19,496	†	7/25/45	0.32%	(6,225,995)	(11,456,741)	5,230,746
Markit ABX.HE AAA 07-1	8,428	†	8/25/37	0.09%	(2,972,483)	(4,171,906)	1,199,423
					$(10,193,080)	$(19,036,898)	$8,843,818

†	Credit Spread not quoted for asset-backed securities.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)	Interest rate swap agreements outstanding at January 31, 2013:

Centrally cleared swap agreements:

	Notional		Rate Type
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation

UBS (CME)	$47,000	3/20/43	2.75%	3-Month USD-LIBOR	$2,646,629	$1,704,708

(s)	Forward foreign currency contracts outstanding at January 31, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2013	Unrealized Appreciation (Depreciation)

Purchased:
3,600,080 Brazil Real settling 2/4/13	UBS	$1,753,998	$1,807,859	$53,861
72,000 British Pound settling 3/12/13	BNP Paribas	115,699	114,169	(1,530)
11,311,000 British Pound settling 2/4/13	Credit Suisse First Boston	17,791,072	17,939,247	148,175
78,000 British Pound settling 3/4/13	Credit Suisse First Boston	123,195	123,689	494
63,000 British Pound settling 3/12/13	HSBC Bank	102,453	99,898	(2,555)
78,000 British Pound settling 2/4/13	Royal Bank of Canada	122,894	123,708	814
89,000 Euro settling 2/4/13	Citigroup	116,224	120,844	4,620
14,349,000 Euro settling 2/4/13	UBS	19,287,926	19,483,085	195,159
53,488 Mexican Peso settling 4/3/13	JPMorgan Chase	4,093	4,183	90
68,899 South African Rand settling 4/30/13	HSBC Bank	7,910	7,614	(296)
Sold:
3,600,080 Brazil Real settling 2/4/13	HSBC Bank	1,743,887	1,807,859	(63,972)
3,600,080 Brazil Real settling 4/2/13	UBS	1,741,104	1,795,697	(54,593)
78,000 British Pound settling 2/4/13	Credit Suisse First Boston	123,214	123,708	(494)
11,311,000 British Pound settling 3/4/13	Credit Suisse First Boston	17,788,222	17,936,419	(148,197)
11,311,000 British Pound settling 2/4/13	Goldman Sachs	18,416,966	17,939,247	477,719
14,438,000 Euro settling 2/4/13	Citigroup	18,844,795	19,603,929	(759,134)
14,349,000 Euro settling 3/4/13	UBS	19,291,441	19,486,242	(194,801)
52,536,940 Russian Ruble settling 4/30/13	JPMorgan Chase	1,709,797	1,726,451	(16,654)
23,391,590 Turkish Lira settling 4/30/13	JPMorgan Chase	12,953,589	13,157,796	(204,207)
				$(565,501)

(t)	At January 31, 2013, the Fund held $820,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(u)	Open reverse repurchase agreements at January 31, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal

Barclays Bank	0.32%	1/14/13	2/12/13	$42,621,818	$42,615,000
	0.55	11/14/12	2/15/13	1,395,682	1,394,000
	0.55	11/27/12	2/27/13	8,804,869	8,796,000
	0.55	12/24/12	3/25/13	4,420,632	4,418,000
	0.55	1/16/13	4/15/13	7,604,859	7,603,000
	0.55	1/16/13	4/16/13	707,173	707,000
	0.56	12/20/12	3/20/13	1,670,116	1,669,000
	0.65	1/16/13	2/15/13	5,356,547	5,355,000
	0.65	1/17/13	2/15/13	1,771,480	1,771,000
	0.71	12/12/12	3/13/13	4,365,386	4,361,000
	0.71	12/13/12	3/13/13	3,708,654	3,705,000
	0.71	12/19/12	3/13/13	762,661	762,000
	0.71	12/21/12	3/20/13	7,652,333	7,646,000
	0.75	9/6/12	9/5/14	5,128,765	5,113,000
	0.75	11/14/12	2/15/13	941,547	940,000
	0.75	11/15/12	2/15/13	7,099,518	7,088,000
	0.75	1/16/13	4/15/13	5,889,963	5,888,000
	0.75	1/16/13	4/16/13	7,117,372	7,115,000
	0.90	8/24/12	2/25/13	7,125,565	7,097,000
	1.00	8/24/12	2/25/13	4,883,744	4,862,000
Citigroup	0.955	1/22/13	2/20/13	2,662,706	2,662,000
Credit Suisse First Boston	—	12/20/12	12/19/14	1,791,000	1,791,000
	0.50	11/14/12	2/11/13	2,521,764	2,519,000
Deutsche Bank	0.62	11/21/12	2/22/13	6,965,627	6,957,000
	0.62	1/11/13	4/11/13	1,755,635	1,755,000
	0.75	11/14/12	2/15/13	2,913,788	2,909,000
	0.75	11/21/12	2/22/13	7,626,423	7,615,000
	0.75	11/28/12	2/28/13	8,950,104	8,938,000
	0.75	12/6/12	3/4/13	1,141,354	1,140,000
	0.75	12/17/12	3/18/13	1,565,499	1,564,000
Goldman Sachs	0.31	1/14/13	2/12/13	52,454,129	52,446,000
Royal Bank of Canada	0.55	1/29/13	3/8/13	8,817,404	8,817,000
	0.63	12/13/12	3/13/13	3,160,763	3,158,000
	0.71	12/13/12	3/13/13	2,723,683	2,721,000
UBS	0.38	1/23/13	2/22/13	7,751,736	7,751,000
	0.57	11/21/12	2/22/13	6,704,635	6,697,000
	1.00	8/29/12	2/28/13	4,409,023	4,390,000
					$252,735,000

(v)

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2013 was $255,890,359 at a weighted average interest rate of 0.55%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2013 was $267,782,938.

At January 31, 2013, the Fund held U.S. Treasury Obligations and Corporate Bonds valued at $1,914,002 and $326,250, respectively, and $50,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds — Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Fund to measure fair value during the three months ended January 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

A summary of the inputs used at January 31, 2013 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$—	$207,365,006	$10,388,390	$217,753,396
Corporate Bonds & Notes:
Airlines	—	3,470,030	9,992,874	13,462,904
All Other	—	187,487,066	—	187,487,066
U.S. Government Agency Securities	—	97,763,385	—	97,763,385
Asset-Backed Securities	—	64,383,579	18,314,327	82,697,906
Sovereign Debt Obligations	—	23,678,472	—	23,678,472
Convertible Preferred Stock	20,096,580	—	—	20,096,580
Senior Loans:
Hotels/Gaming	—	—	1,616,250	1,616,250
All Other	—	14,691,574	—	14,691,574
U.S. Treasury Obligations	—	6,754,612	—	6,754,612
Convertible Bonds	—	4,386,625	—	4,386,625
Municipal Bonds	—	3,080,114	—	3,080,114
Preferred Stock	1,001,569	—	—	1,001,569
Warrants	—	—	36	36
Short-Term Investments	—	22,303,669	—	22,303,669
	21,098,149	635,364,132	40,311,877	696,774,158
Other Financial Instruments* - Assets
Credit Contracts	—	9,195,230	—	9,195,230
Foreign Exchange Contracts	—	880,932	—	880,932
Interest Rate Contracts	—	1,704,708	—	1,704,708
	—	11,780,870	—	11,780,870
Other Financial Instruments* - Liabilities
Credit Contracts	—	(351,412)	—	(351,412)
Foreign Exchange Contracts	—	(1,446,433)	—	(1,446,433)
	—	(1,797,845)	—	(1,797,845)
Totals	$21,098,149	$645,347,157	$40,311,877	$706,757,183

At January 31, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2013, was as follows:

	Beginning Balance 10/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/13
Investments in Securities - Assets
Mortgage-Backed Securities	$10,333,359	$167,729	$(15,302)†	$973	$—	$(98,369)	$—	$—	$10,388,390
Corporate Bonds & Notes:
Airlines	10,587,025	—	(558,592)	4,264	493	(40,316)	—	—	9,992,874
Asset-Backed Securities	14,048,213	3,756,289	(772,568)	139,762	473,499	669,132	—	—	18,314,327
Senior Loans	1,500,000	—	—	2,767	—	113,483	—	—	1,616,250
Warrants	36	—	—	—	—	—	—	—	36
Totals	$36,468,633	$3,924,018	$(1,346,463)	$147,766	$473,992	$643,930	$—	$—	$40,311,877

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2013:

	Ending Balance at 1/31/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
Mortgage-Backed Securities	$4,365,337	Benchmark Pricing	Security Price Reset	$109.13
	474,053	Market Comparable Security	Security Price Reset	$0.54 - $5.25
	5,549,000	Third-Party Pricing Vendor	Single Broker Quote	$89.50
Corporate Bonds & Notes	9,992,874	Third-Party Pricing Vendor	Single Broker Quote	$104.00 - $116.00
Asset-Backed Securities	18,314,327	Benchmark Pricing	Security Price Reset	$23.57 - $95.83
Senior Loans	1,616,250	Third-Party Pricing Vendor	Single Broker Quote	$107.75

† Reduction of cost due to corporate action.

* Other financial instruments are derivatives not reflected in the Schedules of Investments, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2013 was $617,811.

Glossary:

BRL - Brazilian Real

£ - British Pound

ABX.HE - Asset-Backed Securities Index Home Equity

CBO - Collateralized Bond Obligation

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CPI - Consumer Price Index

€ - Euro

FRN - Floating Rate Note

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MBIA - insured by Municipal Bond Investors Assurance

MBS - Mortgage-Backed Securities

MTN - Medium Term Note

OTC - Over-the-Counter

PIK - Payment-in-Kind

PO - Principal Only

TRY - Turkish Lira

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date: March 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: March 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer
Date: March 19, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: March 19, 2013